                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                            PACIFIC CAPITAL BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT

                         [PACIFIC CAPITAL BANCORP LOGO]

                         [PACIFIC CAPITAL BANCORP LOGO]

Dear Fellow Shareholders:

       Please accept this invitation to attend our 2001 Annual Shareholders' Meeting. The meeting will be held Tuesday, April 24, at 2:00 p.m. at the Lobero Theatre, 33 East Canon Perdido, in Santa Barbara.

       Our agenda will include the election of 12 directors and ratification of the selection of our outside auditors. We will also take this opportunity to provide you with a report on our 2000 performance and to answer any questions you might have about the Company's past performance or our future plans.

       In our continued efforts to make it easier for shareholders to vote, we are offering the convenience of telephone voting again this year. Easy-to-follow telephone voting instructions are included on your proxy card, and we encourage you to take advantage of this convenient, cost effective way to vote.

       Please accept our thanks for your continued confidence in our Company. We look forward to seeing you at the meeting.

                                         Sincerely,

                                       /s/ DAVID W. SPAINHOUR
                                         David W. Spainhour
                                         Chairman of the Board

                                      /s/ WILLIAM S. THOMAS, JR.
                                         William S. Thomas, Jr.
                                         President & Chief Executive Officer

                               TABLE OF CONTENTS

NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS...........    1
PROXY STATEMENT
       Questions and Answers................................    2
       Proposals to be Voted Upon...........................    5
       The Board of Directors...............................    6
            Board and Committee Meetings....................    9
            Compensation Committee Interlocks...............   10
            Director Compensation...........................   10
       Executive Officers...................................   11
       Executive Compensation...............................   13
            Beneficial Ownership Table......................   13
            Summary Compensation Table......................   14
            Key Employee Retiree Health Plan................   15
            Management Retention Plan.......................   15
            Deferred Compensation Plan......................   15
            Option Grants Table.............................   16
            Option Exercises and Fiscal Year-end Values
              Table.........................................   17
       Performance Graph....................................   18
       Report of the Governance and Compensation
        Committee...........................................   19
       Report of the Audit Committee........................   20
       Other Information....................................   20
            Certain Transactions............................   20
            Section 16(a) Beneficial Ownership Reporting
              Compliance....................................   21
            Submission of Shareholder Proposals.............   21
            Director Nominations............................   21
            Solicitation Expenses...........................   21
            Financial Materials.............................   21
       Exhibit A - Audit Committee Charter..................   22

               NOTICE OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS

                         [PACIFIC CAPITAL BANCORP LOGO]
                            200 East Carrillo Street
                                P. O. Box 60839
                          Santa Barbara, CA 93160-0839

                                                                   April 2, 2001

To Our Shareholders:

       The Annual Meeting of Shareholders of Pacific Capital Bancorp will be held on Tuesday, April 24, 2001, at 2:00 p.m., at the Lobero Theatre, 33 East Canon Perdido, Santa Barbara, California, to consider and take action on the following proposals:

       1. Elect 12 directors: Edward E. Birch, Richard M. Davis, Richard S. Hambleton, Jr., Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Gerald T. McCullough, Richard A. Nightingale, Kathy
          J. Odell, David W. Spainhour and William S. Thomas, Jr., each for a term of one year;

       2. Ratify Arthur Andersen LLP as our independent accountants for 2001;
          and

       3. Such other business as may properly come before the Meeting.

       Shareholders who owned shares of our stock at the close of business on February 23, 2001 are entitled to attend and vote at the Annual Meeting. This notice, the proxy statement, a proxy and voting instruction card, and the 2000 Annual Report are being distributed on or about April 2, 2001.

       Regardless of whether you plan to attend the meeting in person, we urge you to vote in favor of each of the proposals as soon as possible.

                                           By Order of the Board of Directors

                                          /s/ JAY D. SMITH
                                           Jay D. Smith
                                           Corporate Secretary

QUESTIONS AND ANSWERS
--------------------------------------------------------------------------------

Q: WHO IS ENTITLED TO VOTE?

A: Shareholders who own Company stock as of the close of business on February
   23, 2001 (the Record Date) may attend and vote at the annual meeting. Each share is entitled to one vote. There were 26,538,354 shares of our stock outstanding on the Record Date.

Q: WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint David W. Spainhour, William S. Thomas,
   Jr. and Jay D. Smith as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing them to vote your shares at the meeting as you instructed on your proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

   If a proposal comes up for vote at the meeting that is not on the proxy card, Messrs. Spainhour, Thomas and Smith will vote your shares, under your proxy, according to their best judgment.

Q: WHAT AM I VOTING ON?

A: You are voting on:
   -   the election of 12 directors (Edward E. Birch, Richard M. Davis, Richard
       S. Hambleton, Jr., Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Gerald T. McCullough, Richard A. Nightingale, Kathy J. Odell, David W. Spainhour and William S. Thomas, Jr.); and
   - Ratification of Arthur Anderson, LLP as our independent accountants for the 2001 fiscal year.
   See the section entitled "Proposals To Be Voted On" for more information.

Q: HOW DO I VOTE?

A: You may vote by mail. Mark your choices on the enclosed proxy card and sign, date and return it in the enclosed self-addressed envelope. If you sign your proxy card but do not make any selections, your shares will be voted:
   -   for the 12 named nominees for directors; and
   -   for the ratification of the accountants.

   You may vote by telephone. Follow the "Vote by Telephone" instructions that came with your proxy card. If you vote by telephone, you do not have to mail in your proxy card.

   You may vote in person at the meeting. We will pass out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them in an account at a brokerage firm.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered differently or are in more than one account. Vote all proxy cards to ensure that all your shares are voted.

   Unless you need multiple accounts for specific purposes, we recommend that you consolidate as many of your accounts as possible under the same name and address. If the shares are registered in your name, contact our transfer agent, Wells Fargo Shareowner Services (800-468-9716); otherwise, contact your brokerage firm.

Q: HOW DO I REVOKE MY PROXY?

A: You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:
   -   signing another proxy with a later date;
   -   voting by telephone (your latest vote is counted); or
   -   voting at the meeting.

Q: WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD?

A: If your shares are held in your name, they will not be voted at the meeting unless you either complete and submit a proxy, vote by telephone or attend the meeting and vote in person.

   If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Under NASD rules, brokerage firms have authority to vote customers' unvoted shares on "routine" matters. We have determined that all of our proposals are routine matters.

   If you do not give a proxy to vote your shares, your brokerage firm may either:
   -   vote your shares on routine matters, or
   -   leave your shares unvoted.

   You may have granted to your stockbroker discretionary voting authority over your account. Depending on the terms of your agreement with your stockbroker, the firm may be able to vote your shares. We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

Q: HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

A: The affirmative vote of the holders of a majority of the shares of our common stock present and voting at the meeting is required to approve the proposals (other than the election of directors). Abstentions and broker non-votes will be counted for purposes of satisfying the quorum requirement. Abstentions will be counted as voting shares and will have the effect of a vote "against" the proposals. Broker non-votes will not be counted as shares voting on the proposals.

Q: HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of our shares outstanding as of February 23, 2001, must be present at the meeting. This is called a quorum.

   Shares are counted as present at the meeting if the shareholder:
   -   is present and votes in person at the meeting,
   -   has properly submitted a proxy card, or
   -   has voted by telephone.

Q: HOW MANY VOTES MUST THE NOMINEES HAVE TO BE ELECTED AS DIRECTORS?

A: The 12 nominees receiving the highest number of yes votes will be elected as directors. This number is called a plurality. (We use the phrase "yes vote" to mean a vote for a proposal.)

Q: WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

A: The Board may reduce the number of directors or select a substitute nominee.
   In the latter case, if you have completed and returned your proxy card, Messrs. Spainhour, Thomas and Smith can vote your shares for a substitute nominee. They cannot vote for more than 12 nominees.

Q: HOW MANY VOTES MUST THE PROPOSAL TO RATIFY THE AUDITORS HAVE TO PASS?

A: To pass, the proposal must receive the yes vote of a majority of the shares present at the meeting in person or by proxy, but not less than a majority of the shares required for a quorum.

Q: HOW ARE VOTES COUNTED?

A: On the proposal to elect directors, you may vote "for" each nominee, vote
   "for" all nominees (except as marked), or "withhold" your vote from all nominees. On the proposal to ratify the auditors, you may vote "for," "against" or "abstain." If you abstain from voting, it has the same effect as a "no" vote. If you give your proxy without voting instructions, your shares will be counted as a yes vote for each nominee and for the ratification of the auditors.

   Voting results are tabulated and certified by our transfer agent, Wells Fargo Shareowner Services.

Q: IS MY VOTE KEPT CONFIDENTIAL?

A: Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q: WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. Final results will be published in our quarterly report on Form 10-Q for the second quarter of 2001. We will file that report with the Securities and Exchange Commission. You may obtain a copy by calling our Shareholder Relations Hotline (805) 564-6302 or the SEC at (800) SEC-0330 for the location of its nearest public reference room. You can also get a copy on the Internet through the SEC's electronic data system called EDGAR at www.sec.gov or through our website at www.pcbancorp.com.

PROPOSALS TO BE VOTED UPON
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS

       Nominees for election this year are: Edward E. Birch, Richard M. Davis, Richard S. Hambleton, Jr., Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Gerald T. McCullough, Richard A. Nightingale, Kathy J. Odell, David W. Spainhour and William S. Thomas, Jr.

       Each nominee, except Messrs. Hambleton and McCullough, are currently directors of the Company. Messrs. Hambleton and McCullough currently serve as directors of our subsidiaries, Santa Barbara Bank & Trust and First National Bank of Central California, respectively. All of the nominees have consented to serve a one-year term.

       Donald M. Anderson, Vice Chairman and a board member since 1971, and William H. Pope, a board member of the former Pacific Capital Bancorp since 1984, will retire from the board in April. Mr. Anderson will become Chairman Emeritus of Pacific Capital Bancorp and Santa Barbara Bank & Trust. Mr. Pope will become Director Emeritus of First National Bank of Central California.

       The Board recommends a vote for these nominees.

2. SELECTION OF INDEPENDENT ACCOUNTANTS

       The firm of Arthur Andersen, LLP served as independent certified public accountants for the Company and its subsidiaries for calendar year 2000. Your Board has recommended the firm as our accountants for calendar year 2001. Representatives of Arthur Andersen, LLP will be present at the meeting and will have the opportunity to make a statement and to answer questions.

       Audit services performed by Arthur Andersen, LLP for the year ended December 31, 2000 consisted of:

       - examination of our financial statements and one of our employee benefit plans,

       - certain services related to filings with the Securities and Exchange Commission, and

       - consultation on matters related to accounting and financial reporting.

       For a further discussion on the services provided by our auditors, please see the Audit Committee Report on page 20.

       The Board recommends a vote to ratify selection of the auditors.

Biographies

- Edward E. Birch

- Richard M. Davis

- Richard S. Hambleton, Jr.

- Dale E. Hanst

- D. Vernon Horton

THE BOARD OF DIRECTORS

     EDWARD E. BIRCH
     Director since 1983

     Governance and Compensation Committee Chairman, Executive
     Committee Member

     Dr. Birch, age 62, is currently Executive Vice President for Westmont College in Santa Barbara, California. Formerly, he was Vice Chancellor of the University of California at Santa Barbara from 1976 until his retirement in 1993. He has been involved in a number of civic and community organizations, including the Cancer Center of Santa Barbara, Goleta Valley Community Hospital, the Santa Barbara Industry Education Council, and the Santa Barbara Chamber of Commerce.

     RICHARD M. DAVIS
     Director since 1984
     Audit Committee Member

     Mr. Davis, age 66, is a retired business executive from Verizon Communications (formerly GTE). He is a past Chairman of the Board of Directors of Santa Barbara Cottage Hospital, a past Chairman of the Santa Barbara Chamber of Commerce, and a past Chairman of the Board of United Way of Santa Barbara.

     RICHARD S. HAMBLETON, JR.

     Mr. Hambleton, age 52, joined Hoffman, Vance & Worthington in 1976 as Management Associate and became a partner of the firm in 1979. Hoffman, Vance & Worthington manages 35,000 acres of agricultural, rural and urban property in Ventura and Santa Barbara Counties. His professional associations include the Ventura County Farm Bureau, Agricultural Leadership Associates, and Founder and President of Ventura Maritime Foundation. Mr. Hambleton is chairman of the Company's Trust Committee and a director of Santa Barbara Bank & Trust and Ventura Pacific Company.

     DALE E. HANST
     Director since 1983
     Governance and Compensation Committee Member

     Mr. Hanst, age 69, is a retired attorney. He was of counsel to the law firm of Reicker, Clough, Pfau & Pyle, LLP and was formerly a senior partner in the law firm of Schramm & Raddue, having started with the firm in 1960. He was President of the State Bar of California in 1984 and served on the California Commission on Judicial Performance from 1984 to 1988. Mr. Hanst is a past President of the Santa Barbara Zoological Society.

     D. VERNON HORTON
     Director since 1998
     Executive Committee Member

     Mr. Horton, age 61, is Vice Chairman of the Company and Chief Executive Officer and Chairman of First National Bank of Central California. His banking career began in 1964 with Valley National Bank in Salinas, California in various capacities including lending, operations, and business development. He serves as a director of Cherry's Jubilee and the California Rodeo Association.

Biographies

- Roger C. Knopf

- Clayton C. Larson

- Gerald T. McCullough

- Richard A. Nightingale

     ROGER C. KNOPF
     Director since 1998
     Audit and Governance and Compensation Committees Member

     Mr. Knopf, age 60, is the President of Knopf Construction, Inc., a general building construction company located in Morgan Hill since 1976. He is a past President of the Santa Clara County Landowners Association and the Morgan Hill Rotary Club. He has served on many County of Santa Clara, City of Morgan Hill, and Morgan Hill Unified School District committees. He is presently Chairman of the Board of San Jose Medical Center and is a director of San Benito Land Title Company.

     CLAYTON C. LARSON
     Director since 1998
     Executive Committee Member

     Mr. Larson, age 54, is a Vice Chairman of the Company, and President and Chief Administrative Officer of First National Bank of Central California. Mr. Larson's banking career began in 1972 when he joined Valley National Bank in Salinas, California. He attained the position of Senior Vice President/Branch Administrator and was a director of that bank. He is currently serving as Chairman of the Board of Trustees for Community Hospital of the Monterey Peninsula and serves on the Board of Trustees of the Monterey Institute of International Studies. Mr. Larson is on the Advisory Boards for Leadership Monterey Peninsula, Legal Services for Seniors and the Monterey Peninsula Chamber of Commerce.

     GERALD T. MCCULLOUGH

     Mr. McCullough, age 65, has been a general contractor and developer in Hollister since 1966. He has been active in his community for many years and has served as President of the Junior Chamber of Commerce, a director and President of the San Benito County Chamber of Commerce, President of the Hollister Elementary School Board, President of the Hollister Medical Foundation, and President of the Hollister Rotary Club. Mr. McCullough was a director and Chairman of the Board of San Benito Bank since its inception in 1984.

     RICHARD A. NIGHTINGALE
     Director since 2000
     Audit Committee Chairman and Executive Committee Member

     Mr. Nightingale, age 53, is President and Managing Director of Damitz, Brooks, Nightingale, Turner & Morriset, Certified Public Accountants and Consultants. He began his accounting career in 1971 and in 1973 joined the Santa Barbara office of the international accounting firm of Arthur Andersen & Co. Mr. Nightingale was certified in 1976 and was promoted to Tax Manager in 1977. In 1982, he joined Earl Damitz and Thomas Brooks to form the current firm. He is a member of the Board of Directors of United Way of Santa Barbara.

Biographies

- Kathy J. Odell

- David W. Spainhour

- William S. Thomas, Jr.

     KATHY J. ODELL
     Director since 1999
     Governance and Compensation Committee Member

     Ms. Odell, age 55, is the Vice President of Enterprise Services for Agility Communications, Inc., a telecommunications company involved in optical networking technologies. She was formerly the Chief Operating Officer of Karl Storz Imaging, Inc., which she co-founded in 1985, as Medical Concepts, Inc. Ms. Odell is active in promoting entrepreneurial growth in the Santa Barbara area, serving on the board of the Center for Entrepreneurship and Engineering Management at the University of California at Santa Barbara and is a founding member of VIP (Venture Investment Program), a Santa Barbara based association of angel investors. Additionally, she serves on the boards of two local start-up companies -- EpiGenx, a biotechnology firm, and RVM Scientific, Inc. She is a member of the Advisory Council of the College of Engineering, University of California at Santa Barbara.

     DAVID W. SPAINHOUR
     Director since 1981
     Executive Committee Chairman

     Mr. Spainhour, age 69, became Chairman of the Company in April 2000. He served as President and CEO of Santa Barbara Bank & Trust until being named Chairman in 1996. Mr. Spainhour joined Santa Barbara Bank & Trust in 1966 as Controller. He serves on the boards of the Santa Barbara Partners in Education, Channel City Club, Covenant Benevolent Institutions, Westmont College, and United Way of Santa Barbara.

     WILLIAM S. THOMAS, JR.
     Director since 1995
     Executive Committee Member

     Mr. Thomas, age 57, is President and Chief Executive Officer of the Company and Santa Barbara Bank & Trust. Mr. Thomas joined Santa Barbara Bank & Trust in 1994 as Manager of the Trust and Investment Services Division. He is a member of the Board of Directors of the Santa Barbara Museum of Art, Santa Barbara Center for Performing Arts, Santa Barbara County United Way, Santa Barbara Chamber of Commerce, C.A.L.M, and El Adobe Corporation.

BOARD AND COMMITTEE MEETINGS

       The Board held 11 meetings in 2000, and each director attended at least 75% of all Board and Committee meetings. The table below describes the Board's committees and their functions.

-------------------------------------------------------------------------------------------------------------------
        Name of Committee                                                                             Number of
           and Members                               Functions of the Committee                   Meetings in 2000
-------------------------------------------------------------------------------------------------------------------

 Audit                              - Provides for suitable annual examinations of each branch           10
                                      office and administrative division of the banks
 Richard A. Nightingale, Chairman
 Richard M. Davis                   - Responsible for reporting results of examinations and the
 Roger C. Knopf                       adequacy of internal controls and procedures to the Board
 Advisory Members*                  - Recommends to the Board any changes in doing business or
 Samuel Edwards                       corrective actions necessary for the soundness of the
 Mary Lou Rawitser-Splittorf          banks and the Company
                                    - All members are nonemployee directors
-------------------------------------------------------------------------------------------------------------------

 Executive                          - Limited powers to act on behalf of the Board whenever the         none
                                      Board is not in session.
 David W. Spainhour, Chairman
 Edward E. Birch                    - Meets only as needed and acts only by unanimous vote
 D. Vernon Horton
 Clayton C. Larson
 Richard M. Nightingale
 William S. Thomas, Jr.
-------------------------------------------------------------------------------------------------------------------

 Governance and Compensation        - The primary functions of this committee are nomination,             8
                                      corporate governance and compensation.
 Edward E. Birch, Chairman
 Dale E. Hanst                      - Reviews and recommends director candidates.
 Roger C. Knopf
 Kathy J. Odell                     - Provides counsel to the full Board concerning Board
                                      organization, membership and function; committee structure and membership; and succession planning for executive
                                      management.
                                    - Reviews the Company's stated compensation strategy to
                                      ensure that management is rewarded appropriately;
                                      determines the individual elements of total compensation
                                      for the CEO; approves the individual elements of total
                                      compensation for senior management; and administers the
                                      Executive Incentive Compensation Program, including the
                                      annual and long-term incentive plans.
-------------------------------------------------------------------------------------------------------------------

*Nonemployee board members of Santa Barbara Bank & Trust and First National Bank, respectively.

COMPENSATION COMMITTEE INTERLOCKS

- None of the members of the Governance and Compensation Committee is an officer (or former officer) or employee of the Company or any of its subsidiaries;

- None of the members of the Governance and Compensation Committee have entered into (or agreed to enter into) any transaction(s) with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

- No executive officers of the Company or its subsidiaries (Santa Barbara Bank & Trust, First National Bank of Central California and its affiliates South Valley National Bank and San Benito Bank, Pacific Capital Commercial Mortgage and Los Robles Bank) had any interlocking relationship with any other for-profit entity during 2000, including serving on the compensation committee or serving as a director of any other entity;

- None of the members serve as directors of any other company which has a class of securities registered under or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

DIRECTOR COMPENSATION

       We do not pay directors who are also officers of the Company additional compensation for their services as directors. In 2000, compensation for non-employee directors included the following:

       - $20,000 annual fee;

       - $500 for each meeting attended;

       - $4,000 for chairing a committee;

       - Reimbursement for out-of-pocket expenses.

       - Total fees paid to directors in 2000 were $180,813.

Biographies

- Donald E. Barry

- Frederick W. Clough

- Dale Diederick

- William J. Grimm

- Donald E. Lafler

- Perry N. Ritenour

EXECUTIVE OFFICERS

     DONALD E. BARRY

     Mr. Barry, age 61, is Executive Vice President of the Company and Executive Vice President and Manager of both Wholesale and Retail Banking of Santa Barbara Bank & Trust, which includes the Trust & Investment Division. Mr. Barry joined the Bank in 1995 and until January 1999, served as Executive Vice President of the Company and Executive Vice President and Manager of the Wholesale Banking Division. Before joining the Company, he was a Regional Vice President of Chase Manhattan Bank in charge of private banking.

     FREDERICK W. CLOUGH

     Mr. Clough, age 57, joined the Company in February 2001 as Senior Vice President and General Counsel. Prior to joining the company, Mr. Clough was the Managing Partner of the Santa Barbara law firm of Reicker, Clough, Pfau, Pyle, McRoy & Herman, LLP, which he and his partners established in July 1996. He was also a partner with Schramm & Raddue from November 1982 to June 1996.

     DALE DIEDERICK

     Mr. Diederick, age 50, was promoted to Senior Vice President and Senior Credit Administrator in June 2000. He was among the original group who established First National Bank in 1983, with full responsibility for organizing the bank's lending and credit activities.

     WILLIAM J. GRIMM

     Mr. Grimm, age 57, joined the Company in July 2000 as
     Executive Vice President and Chief Information Officer. He has over 30 years experience in the financial services and information technology industries. Prior to joining the Company, he served as President of Sigma Technology Partners, Inc. in Princeton, New Jersey, a consulting and systems integration firm focused on the financial services industry.

     DONALD E. LAFLER

     Mr. Lafler, age 54, is Executive Vice President and Chief Financial Officer of the Company and Santa Barbara Bank & Trust, and Chief Financial Officer, First National Bank of Central California. He has served as Chief Financial Officer since 1995. From 1987 to 1995 he served as Vice President and Principal Accounting Officer of the Company and Santa Barbara Bank & Trust.

     PERRY N. RITENOUR

     Mr. Ritenour, age 56, is Executive Vice President and Director of Risk Management for the Company. Mr. Ritenour joined Santa Barbara Bank & Trust in May 1995 as Senior Vice President, Senior Credit Administrator. Prior to that, he worked for City National Bank in Los Angeles for three years as a Senior Vice President in credit and as the General Manager of the bank's international division.

Biographies

- Jay D. Smith

- Catherine R. Steinke

- Kent M. Vining

     JAY D. SMITH

     Mr. Smith, age 60, retired from his position as Senior Vice President and General Counsel in March 2001, but will continue as Corporate Secretary of the Company, Santa Barbara Bank & Trust, Los Robles Bank and Assistant Secretary of First National Bank of Central California. He has been with the Company since 1979.

     CATHERINE R. STEINKE

     Ms. Steinke, age 47, is Senior Vice President and Director of the Human Resources Division of the Company. She has served in this position since March 1993.

     KENT M. VINING

     Mr. Vining, age 53, is Senior Vice President and Strategic
     Planning Officer of the Company and Santa Barbara Bank &
     Trust. He served as Chief Financial Officer of SBBT from 1980 until 1995.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                           BENEFICIAL OWNERSHIP TABLE

                All information in the beneficial ownership chart is as of February 23, 2001 and includes share ownership for each director, the Named Officers (as defined on page 14) and owners of more than 5 percent of our outstanding common stock.

  ----------------------------------------------------------------------------------------
                                              Number of                 Percent of
                                                Shares      Right to    Outstanding
                     Name                      Owned(1)    Acquire(2)    Shares(3)
  ----------------------------------------------------------------------------------------
    Santa Barbara Bank & Trust                1,512,280          --         5.7%
    Trustee of the Pacific Capital Bancorp
    Employee Stock Ownership Plan & Trust
  ----------------------------------------------------------------------------------------
    Donald M. Anderson(4)                       515,209      30,525         2.1%
    Donald E. Barry                              36,725      14,000           *
    Edward E. Birch                              25,265      22,273           *
    Richard M. Davis                             31,050       4,600           *
    Dale E. Hanst                                85,290      27,521           *
    D. Vernon Horton                            117,092      36,001           *
    Roger C. Knopf                              227,044      21,517           *
    Clayton C. Larson                           181,001      36,001           *
    Richard A. Nightingale                        4,878       4,200           *
    Kathy J. Odell                                  800       3,400           *
    William H. Pope(4)                           43,518       1,200           *
    David W. Spainhour                          444,911      39,448         1.8%
    William S. Thomas, Jr.                       72,232      64,246           *
    Directors and Executive Officers as a
    Group (21 persons)                        2,090,346     428,321         9.5%
  ----------------------------------------------------------------------------------------

         * Less than 1%

    (1) Unless otherwise indicated in the footnotes, includes shares for which the named person:

     -  has sole voting and investment power,

     -  has shared voting and investment power with his or her spouse, or

     - holds in an account under the Company's Employee Stock Ownership Plan ("ESOP")
    (2) Includes stock acquirable by exercise of stock options exercisable within 60 days following February 23, 2001.
    (3) Percentages are stated to include exercisable stock options.
    (4) Effective April 24, 2001, Messrs. Anderson and Pope will retire from the Board of Directors. Mr. Anderson will become Chairman Emeritus of Pacific Capital Bancorp and Santa Barbara Bank & Trust. Mr. Pope will become Director Emeritus of First National Bank of Central California.

                             SUMMARY COMPENSATION TABLE
                             (as of December 31, 2000)

       This table shows the annual and long-term compensation for the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Named Officers").

                                                                                                 Long-Term
                                                       Annual Compensation                  Compensation Awards
                                         ------------------------------------------------   -------------------
                                                                               Other            Securities
                                                                              Annual            Underlying           All Other
                                                  Salary(1)   Bonus(2)    Compensation(3)       Options(4)        Compensation(5)
      Name and Principal Position         Year    (Dollars)   (Dollars)      (Dollars)           (Number)            (Dollars)
      ---------------------------        ------   ---------   ---------   ---------------   -------------------   ---------------
David W. Spainhour                        2000    $203,171    $200,000      $   29,086                --              $50,314
  Chairman, Pacific Capital Bancorp       1999     200,030     150,000         199,087            23,019               52,315
  and Santa Barbara Bank & Trust          1998     191,984     100,000         520,432            18,429               46,703
William S. Thomas, Jr.                    2000     275,010     250,000       1,043,149            21,018                9,402
  President & Chief Executive Officer     1999     270,844     200,000         365,024            16,246               15,357
  Pacific Capital Bancorp &               1998     290,013     175,000          98,834                --               55,208
  Santa Barbara Bank & Trust
D. Vernon Horton                          2000     349,665     150,000              --                --               21,175
  Vice Chairman, Pacific Capital
    Bancorp                               1999     346,309     250,000           3,000            10,000               42,086
  Chief Executive Officer & Chairman,     1998     212,742     250,000           3,000                --                   --
  First National Bank
Clayton C. Larson                         2000     351,661     150,000           8,964                --               20,964
  Vice Chairman, Pacific Capital
    Bancorp                               1999     348,536     250,000           4,697            10,000               25,496
  President & Chief Administrative
    Officer,                              1998     205,817     250,000           4,430                --                   --
  First National Bank
Donald E. Barry                           2000     173,007     120,000         209,568             5,763                9,172
  Executive Vice President,               1999     158,404     100,000           2,320             5,000                7,682
  Wholesale, Retail & Trust               1998     148,339      90,000           2,320                --               10,043
  Pacific Capital Bancorp

--------------------------------------------------------------------------------

(1) Includes salary continuation payments for Messrs. Horton and Larson of $130,432 and $125,213, respectively, resulting from employment contracts entered into with the former Pacific Capital Bancorp.

(2) Amounts in this column represent bonuses awarded by the Company's Governance and Compensation Committee upon evaluation of performance during fiscal years 1999, 1998 and 1997, respectively, but paid during fiscal years 2000, 1999 and 1998, respectively. Please refer to the Report of the Governance and Compensation Committee on page 19 for additional information.

(3) Includes insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers. Amounts for Messrs. Spainhour, Thomas, and Barry include $27,063, $1,040,049 and $207,188, respectively, which represent the difference between the grant price for stock options purchased and the fair market value of the options at the date of exercise.

(4)  Please see the table on page 16 for a detailed explanation.

(5) Includes ESOP cash contributions and dividends paid on ESOP shares, term life insurance premiums, and amounts contributed by the Company on behalf of the Named Officers to our Incentive & Investment and Salary Savings Plan (a defined contribution profit sharing plan which includes 401(k) savings and matching contribution features). Discretionary contributions are allocated among Plan participants ratably based on their relative compensation levels. Under the 401(k) savings feature, we match $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation.

                                                                                  ESOP Share Allocations
                                                                                  ----------------------
                                    I & I          401(k)         ESOP Cash     No. of Shares    Total Shares     Term Life
                                Discretionary     Matching      Contributions   Allocated in    Allocated as of   Insurance
                                Contributions   Contributions   and Dividends       2000           12/31/00       Premiums
---------------------------------------------------------------------------------------------------------------------------
David W. Spainhour                  $-0-           $7,200          $42,292           167            52,371         $  822
William S. Thomas, Jr.               -0-            7,200            1,782           167             1,725            420
D. Vernon Horton                     -0-            7,200           12,557           167            15,196          1,418
Clayton C. Larson                    -0-            7,200           12,357           167            14,947           1407
Donald E. Barry                      -0-            7,200            1,531           167             1,411            441
---------------------------------------------------------------------------------------------------------------------------

KEY EMPLOYEE RETIREE HEALTH PLAN

         The Key Employee Retiree Health Plan is maintained for the benefit of the Named Officers and other "key" employees and was adopted on December 29, 1992. This is an unfunded plan which pays a portion of health insurance coverage for retired key employees and their spouses (but not dependents). While the Named Officers may be eligible for coverage under this Plan when they retire, the Company paid no amounts to them during 2000, nor were any amounts contributed to the Plan. A similar program, which is funded, is maintained for all of our other employees.

         Additionally, the Key Employee Retiree Health Plan provides for the continuation of benefits under certain circumstances following a change in control of the Company.

MANAGEMENT RETENTION PLAN

         The Named Officers, and other officers selected by the Board of Directors, are eligible to participate in our Management Retention Plan, which provides severance compensation if their employment is terminated following certain "change in control" provisions in the plan. Disinterested members of the Board of Directors approved the Retention Plan during 1998. In order to receive benefits under this plan, the participant must be terminated involuntarily without cause or be constructively terminated within 24 months following a change in control.

         The amount of severance benefits payable to a participant is an amount equal to a specified percentage of the person's average annual compensation. The severance percentage varies from 200% of the average annual compensation for the Chairman of the Board of the Company and five other officers to 100% of the average annual compensation for officers in other salary grades. An officer's average annual compensation generally is an amount equal to the average of the officer's annual cash salary, bonus and commissions payable for each of the three fiscal years ended immediately prior to the termination of the officer's employment.

DEFERRED COMPENSATION PLAN

         This plan allows the Named Officers and other selected officers to save pre-tax dollars in a tax-deferred investment program. Participants may defer up to 100% of their annual salary and up to 100% of their commission and/or bonus. They also have the opportunity to defer stock option gains. Participants elect a future date when they would like to have the deferrals distributed to them. The distribution does not have to occur at termination or retirement -- they have the option to elect a distribution date that occurs while they are still employed. Taxes are due upon distribution.

                              OPTION GRANTS TABLE
                           (as of December 31, 2000)

-----------------------------------------------------------------------------------------------------------------
                                                             Individual Grants
                                   Number
                                     of
                                 Securities
                                 Underlying       % of Total
                                  Options     Options Granted to   Exercise Price                   Grant Date
                                 Granted in      Employees in       (per share)     Expiration   Present Value(2)
             Name                 2000(1)        Fiscal 2000             $             Date             $
-----------------------------------------------------------------------------------------------------------------
David W. Spainhour                     --             --                    --            --              --

William S. Thomas, Jr.            10,380*            7.5%             $25.5313       6/22/05         $59,166
                                  10,638*            7.7%              27.8438       12/8/05         $66,062

Clayton C. Larson                      --             --                    --            --              --

D. Vernon Horton                       --             --                    --            --              --

Donald E. Barry                    2,107*            1.5%              25.1563        7/5/05         $11,799
                                   3,656*            2.6%              25.1563        7/5/05         $20,485
-----------------------------------------------------------------------------------------------------------------

* reload grants

(1) Option grants in 2000 were made under the Directors Stock Plan and Restricted Stock Plan and are administered by the Governance and Compensation Committee. Except for reload options, options vest over a five-year period at the rate of 20% per year.

     A "reload" option is granted when someone exercises a stock option by tendering stock already owned. The number of shares granted is equal to the number of shares tendered in payment of the option exercise price. The amount paid through the tender of shares is equal to the fair market value of the Company's stock as of the date the shares are tendered. Reload options vest and first become exercisable one year following grant. There are also certain restrictions on reload options which are described in the Company's stock option plans.

(2) Values are based on a binomial pricing model adapted for use in valuing executive stock options. The actual value a Named Officer may realize will depend on the amount that the market price exceeds the exercise price on the date the option is exercised. There is no assurance that the value realized by a Named Officer will be at or near the value estimated by the binomial model. Estimated values are based on certain assumptions as to variables, such as interest rates, stock price volatility and future dividend yield. Calculations for the present value of the options are based on the expected term of four years, a risk-free rate of return ranging from 5.17% to 6.40%, an annual dividend yield ranging from 2.81% to 3.34%, and stock price volatility of 26.29%.

               OPTION EXERCISES AND FISCAL YEAR-END VALUES TABLE

       This table shows stock options exercises and the value of unexercised and exercised stock options held by the Named Executive Officers during the last fiscal year.

                     Aggregate Option Exercises in 2000 and
                         Fiscal Year-End Option Values

-----------------------------------------------------------------------------------------------------------------------
                                                                 Number of Shares
                                                              Underlying Unexercised
                                                             Options Held at 12/31/00
                                                                                                   Value of Unexercised
                                                                                                   in-the-Money Options
                                                                                                      at 12/31/00($)(1)
-----------------------------------------------------------------------------------------------------------------------
                                      Shares        Value
                                 Acquired on   Realized(1)
 Name                            Exercise in    (Dollars)
                                        2000                Exercisable   Unexercisable   Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------

 David W. Spainhour                 2,000      $  27,063      39,448         10,000        $      0         $17,347

 William S. Thomas, Jr.            60,000      1,040,049      64,246         33,018         678,690          62,198

 D. Vernon Horton                      --             --      36,001          6,000         486,543               0

 Clayton C. Larson                     --             --      36,001          6,000         486,543               0

 Donald E. Barry                   14,000        207,188      14,000         12,765          85,919          41,432
-----------------------------------------------------------------------------------------------------------------------

(1) Value realized from options exercised during Fiscal Year 2000 and the value of unexercised in-the-money options are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on reported third-party transactions ($28.125 per share at year-end), and the exercise price of the options as of the exercise date or as of year-end, as applicable.

PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The following graph shows a five-year comparison of cumulative total returns for our common stock, the Standard & Poor's 500 Stock Index and SNL Banks (Western) Index, each of which assumes an initial value of $100 and reinvestment of dividends.

                              [PERFORMANCE GRAPH]

                                                                 PERIOD ENDING
                            ---------------------------------------------------------------------------------------
                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
          INDEX                 1995           1996           1997           1998           1999           2000
          -----             ------------   ------------   ------------   ------------   ------------   ------------
Pacific Capital Bancorp...     100.00         144.83         249.88         279.40         342.39         322.53
S&P 500...................     100.00         122.86         163.86         210.64         254.97         231.74
SNL Western Bank Index....     100.00         142.17         209.58         214.74         221.93         293.83

REPORT OF THE GOVERNANCE AND COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

         The Corporate Governance and Compensation Committee is composed of independent, outside directors -- Edward E. Birch, Dale E. Hanst, Roger C. Knopf and Kathy J. Odell. This Committee has overall responsibility for the Company's executive compensation policies and practices, corporate governance, and recommending director candidates to the Board.

         Committee functions include:

- provides counsel to the full Board concerning Board organization, membership and function; committee structure and membership; and succession planning for executive management.

- reviews the Company's stated compensation strategy to ensure that management is rewarded appropriately; determines the individual elements of total compensation for the CEO; and approves the individual elements of total compensation for senior management.

- administers the Executive Incentive Compensation Program, including the annual and long-term incentive plans.

- reviews and recommends director candidates along with facilitating an annual board evaluation.

COMPENSATION PHILOSOPHY

         The function of this Committee is to ensure that senior executive officers are compensated in a manner consistent with the Company's stated compensation strategy, internal equity considerations, competitive practices, and the requirements of the appropriate regulatory bodies.

         There are three key elements to the Company's compensation program for executives:

         -   Base salary

         -   Performance-based annual bonus

         -   Periodic grants of stock options

         The Committee believes that this three-part program best serves the interests of the Company and its shareholders. This program allows us to be competitive within the industry, ensures retention of our high quality executive officers, and maintains a "team approach" to management. At the same time, it advances both the short and long-term interests of shareholders.

BASE SALARY

         In determining base salary levels of the Chief Executive Officer and other executive officers, the Committee considered compensation levels of peer group companies, using such references as:

- the State Department of Financial Institutions Executive Officer Compensation Survey,

-   the Survey of Executive Compensation of California Independent Banks, and

-   other relevant surveys prepared by industry consultants.

         Particular focus for compensation is on California independent community banks.

ANNUAL BONUS

         The annual bonus program permits annual recognition of individual performance. The Committee based its bonus recommendations on:

-   specific performance as matched against individual goals;

- the Company's overall performance for the period in question as measured by its profitability and its capital levels;

- the Company's performance relative to the industry in terms of returns on assets and equity; and

- the Company's problem asset levels, its loan production, the quality of its asset liability management, and its regulatory compliance.

         In determining bonus and compensation levels, the Committee also considers the Company's performance and executive officers' bonuses paid over the last three years. In 1998, net income was $24,379,000 or $1.56 per share. Executive officers' bonuses were $970,000, all of which was paid in 1999. In 1999, net income was $44,274,000, or $1.79 per share. Executive officers' bonuses were $1,360,000, all of which was paid in 2000. In 2000, net income was $51,456,000, or $1.93 per share. Executive officers' bonuses were $1,411,675, all of which was paid in 2001.

STOCK OPTIONS

         The final component of executive compensation is stock options, which are granted periodically to members of the executive group. Stock options are used primarily to provide longer-range incentives to the executives to ensure long-term commitment. The Corporate Governance and Compensation Committee approves grants of stock options and acts as the stock option committee for our stock option plans.

Pacific Capital Bancorp
Governance and Compensation Committee

Edward E. Birch, Chairman
Dale E. Hanst
Roger C. Knopf
Kathy J. Odell

REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

         The Audit Committee is comprised of four independent directors and two advisory members and operates under a written charter approved by the Board of Directors (Exhibit A to this proxy statement). The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Members of the Committee are "independent" as defined by the SEC and NASD standards.

         The Committee meets and holds discussions with management and the independent accountants, Arthur Andersen LLP. The Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and the independent auditors, and management represented that these reports were prepared in accordance with accounting principles generally accepted in the United States.

         Discussions were also held with the independent auditors concerning matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received and reviewed the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed the auditor's independence from the Company and its management.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors the inclusion of the audited financial statements in the Company's Annual Report for year ended December 31, 2000 on Form 10-K.

         The Committee has discussed with management and the independent auditors, independence issues regarding the following fees that were paid to Arthur Andersen LLP during fiscal year 2000 (No independence issues were noted):

-   Audit fees:                        $255,000
-   Financial Information Systems
    Design and Implementation fees            0
-   All other fees                      614,638

Pacific Capital Bancorp
Audit Committee

Richard Nightingale, Chairman
William Pope
Richard Davis
Roger Knopf

Advisory Members:
Samuel Edwards, MD
Mary Lou Splittorf

OTHER INFORMATION
--------------------------------------------------------------------------------

CERTAIN TRANSACTIONS.

         Some of our directors and the companies with which they are associated are our customers, and we expect to have banking transactions with them in the future. In our opinion, all loans and commitments to lend were made in the ordinary course of our business and were in compliance with applicable laws. Terms, including interest rates and collateral, were substantially the same as those prevailing for comparable transactions with other persons of similar creditworthiness.

         In our opinion, these transactions did not involve more than a normal risk of collectability or present other unfavorable features. The aggregate amount of all such loans and credit extensions outstanding as of December 31, 2000, to all directors and executive officers (including their related interests and members of their immediate family) was approximately $11,833,464. We have a very strong policy regarding review of the adequacy and fairness of the banks' loans to its directors and officers.

         Donald M. Anderson, Vice Chairman of our Board of Directors, is the general partner of Pueblo Associates, a limited partnership. We leased space from Pueblo Associates at 1021 Anacapa Street, Santa Barbara, California for our executive headquarters and for administrative functions of Santa Barbara Bank & Trust. The lease, covering 28,957 square feet of space, was restated in 1994 for a five-year term with four five-year options to renew. On February 20, 1999, the building was substantially destroyed by fire.

         The building is currently being rebuilt and will be available for occupancy in June 2001. The Company entered into a lease on March 1, 2000 for all of the space in the building for our executive headquarters and the Bank's and for the Trust Division of the Bank.

         Based on the opinion of independent consultants, the Board of Directors has determined that the lease is fair to the Company and constituted an arms-length transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         The rules of the Securities Exchange Act of 1934, as amended, require that we disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors and executive officers. Based on review of copies of reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to officers, directors and greater than ten-percent beneficial owners were timely filed.

SUBMISSION OF SHAREHOLDER PROPOSALS

         To be included in next year's proxy statement, shareholder proposals must be submitted in writing no earlier than November 20, 2001, and generally no later than January 24, 2002. Our Bylaws contain specific procedural requirements regarding a shareholder's ability to nominate a director or submit a proposal to be considered at a meeting of shareholders. If you would like a copy of the procedures contained in our bylaws, please contact: Pacific Capital Bancorp, P.O. Box 60839, Santa Barbara, California 93160-0839, Attention: Carol Kelleher, Assistant Corporate Secretary. No shareholder proposals were submitted for the 2001 Annual Meeting.

DIRECTOR NOMINATIONS

         The Governance and Compensation Committee does not consider shareholder nominations for director's positions. However, our By-laws do provide procedures for nominating directors. Nominations may be made by the Board of Directors or by any shareholder who holds stock in the Company and is entitled to vote. At annual meetings and special meetings of the shareholders called by the Board, nominations (other than those approved by our Board), should be made in writing and mailed to Pacific Capital Bancorp, P.O. Box 60839, Santa Barbara, California 93160-0839, Attention: Jay D. Smith, Corporate Secretary.

         A written statement from the nominee is required consenting to serve as director if elected. Nominations must include the nominee's name, address, number of shares owned, and principal occupation along with the name, address and number of shares owned by the nominating shareholder.

SOLICITATION EXPENSES

         The Company is paying for distributing and soliciting proxies. As part of this process, we reimburse brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to shareholders. Employees do not receive additional compensation for soliciting proxies.

FINANCIAL MATERIALS

         Shareholders may request free copies of our financial materials (annual report, 10-K and proxy statement) from Pacific Capital Bancorp, P.O. Box 60839, Santa Barbara, California 93160-0839, Attention: Carol Kelleher, Assistant Corporate Secretary. Our financial materials can also be found on our website at www.pcbancorp.com.

                                   EXHIBIT A

                         [PACIFIC CAPITAL BANCORP LOGO]

                            AUDIT COMMITTEE CHARTER

       Pursuant to the Company's Bylaws, the Audit Committee:

       - Is appointed by the Board to examine the affairs of the Company, subsidiary Banks and other affiliates in accordance with applicable regulatory requirements and to undertake activities in satisfaction of duties imposed on the Audit Committee by Federal and State laws, the Securities & Exchange Commission and National Association of Securities Dealers.

       -   Shall report the results of its work to the Board.

       - Has the ability to call upon other departments of the Company, and/or its subsidiary Banks, and to retain outside resources to assist in accomplishing its objectives.

o  Responsibilities

       The Board of Directors has delegated to the Audit Committee the following responsibilities:

       - Review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

       - Review and discuss the annual audited financial statements with management prior to publishing the annual report and filing the 10-K, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

       - Approve the selection and termination of the independent Certified Public Accountants (independent auditor), which firm is ultimately accountable to the Audit Committee and the Board. Approve fees paid to the independent auditor. Evaluate the performance of the independent auditor.

       - Approve the scope, planning and staffing of external audit services; review significant accounting policies and adjustments recommended by the independent auditors and address any significant, unresolved disagreements between the independent auditors and Management.

       - The Audit Committee will discuss with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, and receive and discuss with the independent auditors disclosures regarding the auditors' independence as required by Independent Standards Board Standard No. 1.

       - Review with Management and the independent auditors their assessments of the adequacy of internal controls, financial risk exposures and Management's handling of identified material weaknesses and reportable conditions in the internal controls.

       - Review with the Company's management and the independent auditors the basis of all financial reports, including the 10-Q's, issued by the Company.

       - Review with Management and the independent auditors the Company's compliance with laws, regulations and its Code of Conduct.

       -   Review the process for filing accurate and timely SEC and Call
           Reports.

       - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

       - Oversee the Internal Audit Department and the audits directed under its auspices and in consultation with Management:

              1. Review internal audit department responsibilities, budget and staffing.

              2. Approve the selection, evaluation, compensation and termination of the Director of Internal Audit as well as engagements for the performance of audits and credit reviews performed by external sources.

              3. Approve the scheduling and scope of the annual internal audit plan to assure regular testing of the systems and controls associated with (a) preparing financial reports, (b) complying with laws and regulations, and (c) preventing management from overriding the internal control system or compromising the control environment and assuring the independence of the audit function.

       - Oversee regional branch system audits, business process audits, trust audits, information technology audits, and compliance activities at the Company and subsidiary Banks.

       - Review with Management the results of all Regulatory Reports of Examination and the responses from Management prior to submitting them to the Regulatory Agency. Provide oversight of the work plan which will bring the Company and subsidiary Banks into compliance with regulatory recommendations in a timely manner.

       To carry out these responsibilities, the Committee oversees the activities and fosters the independence of the following entities:

       -   The internal audit department and external co-source audit firms.

       -   External credit review firms.

       -   External audit firms.

       The Committee assures the independence of the aforementioned as to their opinions, findings, and the prioritization of their annual work plan to the extent the Committee has approved it. There is, however, recognition of the necessity for these resources to coordinate, consult, and be accountable to Executive Management of the Company on matters of internal controls and compliance, particularly as that coordination helps to meet the requirements of the Federal Deposit Insurance Corporation Improvement Act (FDICIA). In this regard, administrative reporting to the Company's Risk Management Division is provided for the internal audit department and credit review firms. The Board of Directors has authorized Management to design and maintain systems of internal control and has directed the internal audit department to evaluate these systems.

o  Qualification of Committee Members

       The Committee shall be comprised solely of at least four independent outside Directors who meet the following criteria:

       - Each member shall be independent of the management of the Company or any subsidiary bank, as the Federal Deposit Insurance Corporation Improvement Act (FDICIA), Federal Reserve Board, the Securities and Exchange Commission and the National Association of Securities Dealers define such independence.

       - No member shall have borrowing relationships with the Company or any subsidiary banks which are of such size or importance to the member as to compromise the member's independence. Moreover, as a Director subject to Regulation "O" of the Federal Reserve Board, each member will also be subject to the limitations and restrictions on borrowings as defined in the credit policy of Pacific Capital Bancorp.

       - Members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

       - No member shall be a large customer, or director, employee or agent of, or otherwise represent, a large customer of the Company or of one of its Banks, as such terms are defined in applicable regulations or guidelines of the Federal Reserve and the National Association of Securities Dealers.

o  Committee Structure

       The Committee shall be comprised of no fewer than four (4) voting members, of which at least two members must represent each subsidiary Bank, none of whom are officers or employees of the Company, its subsidiary Banks or an affiliate thereof, and are independent of Management.

       The Chairman of the Board of the Company, Chairmen of the Boards and Presidents of the subsidiary Banks, Chief Financial Officer, Director of Risk Management and the Director of Internal Audit of the Company have standing invitations to attend Committee meetings on a regular basis in an ex-officio capacity, and to participate in any discussion of the Committee, but are not eligible to vote on matters presented therein. Other members of management will be extended invitations for specific presentations at the pleasure of the Committee.

       The Committee shall schedule an executive session at the conclusion of each of its meetings, which will not include members of Senior Management unless otherwise invited by the Committee.

       The Board of Directors shall designate a Chairman of the Audit Committee.

       One (1) member, designated by the Committee, shall serve as Secretary of the Committee or, in the alternative, the Committee may utilize the services of an employee of the Company or a subsidiary Bank as Secretary to the Committee. Minutes of the meetings of the Committee shall be taken and maintained by the Secretary.

       A quorum, constituting a majority of the members, shall be required for the Committee to conduct official business.

       The Committee shall conduct six regularly scheduled meetings a year. In addition, the Chairman may call such additional meetings as may be deemed necessary or appropriate.

o  Disclaimer of Liability

       While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to (a) plan or conduct audits of the Company's interim or annual financial statements or (b) determine that the Company's interim or annual financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company's independent auditor. Similarly, it is not the responsibility of the Audit Committee to (i) conduct investigations, (ii) resolve disagreements, if any, between management and the Company's independent auditor or (iii) assure compliance with laws and regulations and the Company's Code of Conduct.

       In performing its duties and responsibilities under this Charter, the Audit Committee is authorized to rely on the representations of management, the independent auditor, the Company's legal counsel and other professional advisors.

       The Company shall indemnify the members of the Audit Committee against all reasonable expenses, including attorney's fees, incurred in connection with the defense of any action, suit, or proceeding, or including any appeal therein, to which they may be a party by reason of any action taken or failure to act in connection with their performance of their duties under this Charter and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his or her duties.

                         [PACIFIC CAPITAL BANCORP LOGO]



                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 2001
                                    2:00 P.M.

                                 LOBERO THEATRE
                               33 E. CANON PERDIDO
                            SANTA BARBARA, CALIFORNIA





--------------------------------------------------------------------------------



[PACIFIC CAPITAL BANCORP LOGO]                                             PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 24, 2001.


By signing this proxy, you revoke all prior proxies and appoint David W. Spainhour, William S. Thomas and Jay D. Smith, and each of them, as Proxy Holders, each with the power to act separately and to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of Pacific Capital Bancorp held of record by the undersigned on February 23, 2001, on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY PHONE (SEE INSTRUCTIONS ON REVERSE SIDE).










                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                                     ---------------------------
                                                     COMPANY #
                                                     CONTROL #
                                                     ---------------------------


THERE ARE TWO WAYS TO VOTE YOUR PROXY


Your telephone vote authorizes the proxies named on this proxy card to vote your shares in the same manner as if you marked, signed, and returned your proxy card.


VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE


- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on April 23, 2001.


- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.


- Follow the simple instructions the Voice provides you.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.










           IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

                  (Arrow Down) Please detach here (Arrow Down)





           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of  01 Edward E. Birch            05 D. Vernon Horton      09 Richard A. Nightingale  [ ] Vote FOR  [ ] Vote WITHHELD
   directors:   02 Richard M. Davis           06 Roger C. Knopf        10 Kathy J. Odell              all           from all
                03 Richard S. Hambleton, Jr.  07 Clayton C. Larson     11 David W. Spainhour          nominees      nominees
                04 Dale E. Hanst              08 Gerald T. McCullough  12 William S. Thomas, Jr.      (except as
                                                                                                       marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY        ------------------------------------
TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)          ------------------------------------

2. Ratify selection of Arthur Andersen,
   LLP to serve as independent certified
   public accountants for the 2001
   calendar year.
                                              [ ] For  [ ] Against  [ ] Abstain
3. Other Business. In their discretion,
   the proxy holders are authorized to
   vote upon such other business as may
   properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.


Address Change? Mark Box [ ]      Indicate changes below:    Date
                                                                 ---------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Please sign exactly as name appears on this card. If stock is held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.